MERRILL LYNCH
GLOBAL UTILITY
FUND, INC.







FUND LOGO







Quarterly Report

August 31, 1995





This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Merrill Lynch
Global Utility Fund, Inc.
Box 9011
Princeton, NJ
08543-9011





MERRILL LYNCH GLOBAL UTILITY FUND, INC.



Officers and
Directors

Arthur Zeikel, President and Director
Ronald W. Forbes, Director
Cynthia A. Montgomery, Director
Charles C. Reilly, Director
Kevin A. Ryan, Director
Richard R. West, Director
Terry K. Glenn, Executive Vice President
Norman R. Harvey, Senior Vice President
Donald C. Burke, Vice President
Walter D. Rogers, Vice President and Portfolio Manager
Gerald M. Richard, Treasurer
Patrick D. Sweeney, Secretary

Custodian
The Chase Manhattan Bank, N. A.
4 MetroTech Center, 18th Floor
Brooklyn, New York 11245

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, Florida 32246-6484
(800) 637-3863





DEAR SHAREHOLDER


During the August quarter, US economic indicators continued to suggest that economic growth is moderate and that the rate of inflation remains low. Gross domestic product (GDP) growth for the three months ended June 30 was revised to show that the economy expanded at a 1.1% pace, rather than the 0.5% rate that was originally reported. However, although the employment report for August exceeded consensus expectations, most of the new jobs created were in the service sector, reflecting the ongoing sluggishness in manufacturing. In addition, total hours worked and hourly wages declined in August. Other lackluster economic indicators included disappointing durable goods orders in July and continued poor retail sales results.

After gaining ground in recent weeks, the US dollar has strengthened relative to the yen and the Deutschemark. Improving interest rate differentials favoring the US currency, combined with coordinated central bank intervention and more positive investor sentiment, have helped to bolster the dollar in foreign exchange markets. Other factors that appear to be improving the US dollar's outlook in the near term are a pick-up in capital flows to the United States and the prospect of increased capital outflows from Japan. However, it remains to be seen if the US dollar's strengthening trend can continue without significant improvements in the US budget and trade deficits.

In the weeks ahead, investor interest will continue to focus on US economic activity. Clear signs of a moderate, noninflationary expansion would further benefit the US stock and bond markets. In addition, should the current Federal budget deficit reduction efforts now underway in Washington prove successful, the implications would likely be positive for the US financial markets.

Portfolio Matters
During the quarter ended August 31, 1995, the Fund's performance benefited from its geographic diversification. Of the 22 individual markets tracked in the Financial Times-Actuaries World Utility Index, the Fund had 73% of its net assets in the Index's ten best-performing markets and only 11% in the ten worst-performing markets. Fund performance was also aided by reducing our exposure to the Hong Kong market from 6.8% of net assets as of May 31, 1995 to 2.6% as of August 31, 1995.

During the August quarter, we added one new position to Merrill Lynch Global Utility Fund, Inc.'s portfolio, Portugal Telecom, S.A., which is the principal telecommunications provider in Portugal with over 3.4 million main lines in service. The company is a full-service telecommunications provider, offering local and domestic long distance throughout Portugal as well as international telephone services, and offers a wide range of other services, including cellular telephone and paging, and cable television.

As a result of a spin-off from Telecom Italia S.p.A., we received shares of Telecom Italia Mobile S.p.A. The spin-off provided the wireless operator with the greatest possible financial and operational flexibility. Telecom Italia Mobile's operations include a full range of paging, analog and GSM cellular systems. It is now the second-largest publicly owned wireless operator in Europe, after Vodafone Group PLC of the United Kingdom.

Eliminations of holdings during the August quarter consisted of Pacific Telesis Group, Hong Kong Telecommunications PLC and Niagara Mohawk Power Corp. bonds. We determined that the companies' fundamental outlooks were deteriorating and current market values did not reflect possible negative developments. Finally, we trimmed holdings in eight stocks whose share prices had appreciated rapidly.

Investment Outlook
We expect several foreign utility companies to have share offerings in the upcoming months. The majority of the offerings is expected to be in the telecommunications sector as governments continue to divest their holdings. While this may create some long-term investment opportunities, in the near term there may be a supply of utility stock that is greater than current investor demand. In the United States, the outcome of pending legislation is still a dominant theme in the telecommunications sector. Specifically, investors are attempting to gauge the terms under which the seven Regional Bell Holding Companies will be allowed to enter the long-distance business.

Merger and acquisition activity picked up in both the United States and the United Kingdom electric utility sectors. In the United States, the principal force behind consolidation is the need for utilities to cut costs to gain a more favorable position in an environment of increasing competition. In the United Kingdom, the favorable regulatory structure coupled with substantial positive cash flows and strong balance sheets make UK electric utilities attractive relative to other utility companies, even in the United States.

Mergers in the utility sector are not a new phenomenon, but the recent flurry of activity has sparked investor interest in the group. However, the proposed acquisition of a regulated US utility is not easy to complete since multiple regulators and communities are involved in the process. Thus, utility mergers or acquisitions often take place over an extended period, and utility share prices generally reflect the length of time and arduous process it takes to complete transactions. These factors combine to make friendly as opposed to unfriendly proposals more likely to be successful.

In Conclusion
We thank you for your investment in Merrill Lynch Global Utility
Fund, Inc., and we look forward to discussing our investment strategy and outlook with you in future shareholder reports.

Sincerely,





(Arthur Zeikel)
Arthur Zeikel
President





(Walter D. Rogers)
Walter D. Rogers
Vice President and Portfolio Manager

September 21, 1995




PERFORMANCE DATA



About Fund
Performance


Since October 21, 1994, investors have been able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.50% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 10 years.

* Class C Shares are subject to a distribution fee of 0.55% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 4% and an account maintenance fee of 0.25% (but no distribution fee).

Performance data for the Fund's Class A and Class B Shares are presented in the "Performance Summary," "Recent Performance Results" and "Average Annual Total Return" tables below and on pages 5 and 6. Data for Class C and Class D Shares are also presented in the "Recent Performance Results" and "Aggregate Total Return" tables below and on page 6.

The "Recent Performance Results" table shows investment results before the deduction of any sales charges for Class A and Class B Shares for the 12-month and 3-month periods ended August 31, 1995 and for Class C and Class D Shares for the since inception and 3-month periods ended August 31, 1995. All data in this table assume imposition of the actual total expenses incurred by each class of shares during the relevant period.

None of the past results shown should be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.




Average Annual
Total Return


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Year Ended 6/30/95                        +10.34%         +5.93%
Inception (12/28/90) through 6/30/95      +10.22          +9.23

[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.


                                         % Return        % Return
                                       Without CDSC     With CDSC**

Class B Shares*

Year Ended 6/30/95                         +9.40%         +5.40%
Inception (12/28/90) through 6/30/95       +9.36          +9.36

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.



Aggregate
Total Return

                                         % Return        % Return
                                       Without CDSC     With CDSC**

Class C Shares*

Inception (10/21/94) through 6/30/95       +6.66%         +5.66%

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Inception (10/21/94) through 6/30/95       +7.23%         +2.94%

[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.




Performance
Summary--
Class A Shares
                           Net Asset Value            Capital Gains
Period Covered           Beginning    Ending           Distributed         Dividends Paid*      % Change**
12/28/90--12/31/90        $10.00      $10.01                --                    --             + 0.10%
1991                       10.01       10.93                --                  $0.508           +14.74
1992                       10.93       11.40              $0.012                 0.469           + 8.97
1993                       11.40       13.67               0.027                 0.424           +24.13
1994                       13.67       11.83                --                   0.480           -10.00
1/1/95--8/31/95            11.83       13.10                --                   0.238           +12.83
                                                          ------                ------
                                                    Total $0.039          Total $2.119

                                                          Cumulative total return as of 8/31/95: +57.76%**

 *Figures may include short-term capital gains distributions.
**Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date, and do not include sales charge; results would be lower if sales charge was included.

Performance
Summary--
Class B Shares
                           Net Asset Value            Capital Gains
Period Covered           Beginning    Ending           Distributed         Dividends Paid*      % Change**
12/28/90--12/31/90        $10.00      $10.01                --                    --             + 0.10%
1991                       10.01       10.92                --                  $0.435           +13.84
1992                       10.92       11.38              $0.012                 0.391           + 8.12
1993                       11.38       13.63               0.027                 0.337           +23.17
1994                       13.63       11.81                --                   0.379           -10.62
1/1/95--8/31/95            11.81       13.06                --                   0.189           +12.24
                                                          ------                ------
                                                    Total $0.039          Total $1.731

                                                          Cumulative total return as of 8/31/95: +52.23%**

 *Figures may include short-term capital gains distributions.
**Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date, and do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.




PERFORMANCE DATA (concluded)


Recent
Performance
Results*
                                                                                    12 Month    3 Month
                                                  8/31/95    5/31/95    8/31/94++   % Change++  % Change
Class A Shares                                    $13.10     $13.11     $12.92        +1.39%      -0.08%
Class B Shares                                     13.06      13.06      12.87        +1.48        0.00
Class C Shares                                     13.05      13.06      12.34        +5.75       -0.08
Class D Shares                                     13.13      13.14      12.37        +6.14       -0.08
Class A Shares--Total Return                                                          +5.48(1)    +1.05(2)
Class B Shares--Total Return                                                          +4.73(3)    +0.93(4)
Class C Shares--Total Return                                                          +8.42(5)    +0.87(6)
Class D Shares--Total Return                                                          +9.10(7)    +0.97(8)

  *Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included.
 ++Investment results shown for Class C and Class D Shares are since inception (10/21/94).
(1)Percent change includes reinvestment of $0.491 per share ordinary income dividends.
(2)Percent change includes reinvestment of $0.147 per share ordinary income dividends.
(3)Percent change includes reinvestment of $0.391 per share ordinary income dividends.
(4)Percent change includes reinvestment of $0.121 per share ordinary income dividends.
(5)Percent change includes reinvestment of $0.309 per share ordinary income dividends.
(6)Percent change includes reinvestment of $0.123 per share ordinary income dividends.
(7)Percent change includes reinvestment of $0.343 per share ordinary income dividends.
(8)Percent change includes reinvestment of $0.138 per share ordinary income dividends.



SCHEDULE OF INVESTMENTS                                                                                    (in US dollars)
                                     Shares                                                                       Percent of
COUNTRY      Industries               Held                Common Stocks                    Cost            Value  Net Assets
Argentina    Telecommunications      100,000    Telecom Argentina STET S.A.
                                                (ADR)(b)                               $  3,770,294     $  4,350,000    1.0%
                                     200,000    Telefonica de Argentina S.A.
                                                (ADR)(b)                                  4,140,594        4,950,000    1.1
                                                                                       ------------     ------------  ------
                                                                                          7,910,888        9,300,000    2.1

             Utilities--Electric       6,600    Central Costanera S.A. (ADR)(b)             158,400          171,600    0.0

                                                Total Common Stocks in Argentina          8,069,288        9,471,600    2.1


Australia    Utilities--Gas        2,000,000    Australian Gas & Light Co., Ltd.          5,280,752        6,737,920    1.5

                                                Total Common Stocks in Australia          5,280,752        6,737,920    1.5

Austria      Utilities--Gas           34,850    Energie--Versorgung
                                                Niederoesterreich AG (EVN)                3,050,015        4,556,372    1.0

                                                Total Common Stocks in Austria            3,050,015        4,556,372    1.0


Brazil       Utilities--Electric     151,840    Companhia Energetica de Minas
                                                Gerais (CEMIG)(ADR)(b)                    3,840,000        3,397,420    0.8

                                                Total Common Stocks in Brazil             3,840,000        3,397,420    0.8


Canada       Telecommunications      280,000    BC Telecom, Inc.                          5,240,465        5,002,233    1.1

             Utilities--Electric     458,600    Nova Scotia Power Co.                     4,322,473        3,925,785    0.9

             Utilities--Gas          504,400    Transcanada Pipeline Co.
                                                Ltd. (ADR)(b)                             7,590,812        6,872,450    1.6
                                     400,000    Westcoast Energy Inc.                     6,901,727        6,100,000    1.4
                                                                                       ------------     ------------  ------
                                                                                         14,492,539       12,972,450    3.0

                                                Total Common Stocks in Canada            24,055,477       21,900,468    5.0


Chile        Telecommunications       63,000    Compania de Telefonos de
                                                Chile S.A. (ADR)(b)                       4,489,995        4,599,000    1.0

             Utilities--Electric      65,000    Chilgener S.A. (ADR)(b)                   1,495,000        1,462,500    0.3
                                     156,000    Distribuidora Chilectra
                                                Metropolitana S.A. (ADR)(b)               4,249,464        7,254,000    1.6
                                      28,000    Enersis S.A. (ADR)(b)                       544,224          710,500    0.2
                                                                                       ------------     ------------  ------
                                                                                          6,288,688        9,427,000    2.1

                                                Total Common Stocks in Chile             10,778,683       14,026,000    3.1


Denmark      Telecommunications      331,000    Tele Danmark A/S (ADR)(b)                 7,787,106        8,812,875    2.0

                                                Total Common Stocks in Denmark            7,787,106        8,812,875    2.0


France       Utilities--Water         91,988    Generale des Eaux                         9,894,031        9,740,550    2.2
                                      40,000    Lyonnaise des Eaux-Dumez                  3,989,365        3,846,123    0.9

                                                Total Common Stocks in France            13,883,396       13,586,673    3.1

Germany      Utilities--Electric     200,000    VEBA AG                                   6,526,985        7,655,803    1.7

                                                Total Common Stocks in Germany            6,526,985        7,655,803    1.7


Hong Kong    Utilities--Electric     902,700    China Light & Power Co., Ltd.             6,285,801        4,431,574    1.0
                                   1,552,000    Hong Kong Electric Holdings, Ltd.         3,897,526        5,383,528    1.2
                                                                                       ------------     ------------  ------
                                                                                         10,183,327        9,815,102    2.2

             Utilities--Gas        1,000,000    The Hong Kong & China Gas Co., Ltd.       1,627,410        1,576,126    0.4
                                     218,900    The Hong Kong & China Gas Co., Ltd.
                                                (Warrants)(a)                                    --           17,816    0.0
                                                                                       ------------     ------------  ------
                                                                                          1,627,410        1,593,942    0.4

                                                Total Common Stocks in Hong Kong         11,810,737       11,409,044    2.6


India        Utilities--Electric      49,500    CESC Ltd. (Units)                         2,640,330          990,000    0.2

                                                Total Common Stocks in India              2,640,330          990,000    0.2



SCHEDULE OF INVESTMENTS (continued)                                                                        (in US dollars)
                                     Shares                                                                       Percent of
COUNTRY      Industries               Held                Common Stocks                    Cost            Value  Net Assets
Indonesia    Telecommunications        5,500    PT Indonesian Satellite Corp.
                                                (Indosat) (ADR)(b)                     $    176,275     $    193,188    0.1%

                                                Total Common Stocks in Indonesia            176,275          193,188    0.1


Italy        Telecommunications    3,091,700    Societa Finanziara Telefonica
                                                S.p.A. (STET)                             5,780,442        7,553,261    1.7
                                   5,000,000    Telecom Italia Mobile S.p.A.                     --        7,369,231    1.7
                                   5,000,000    Telecom Italia S.p.A                      7,383,795        8,030,769    1.8
                                                                                       ------------     ------------  ------
                                                                                         13,164,237       22,953,261    5.2

             Utilities--Gas        1,786,300    Italgas Torino                            5,169,953        5,281,952    1.2

                                                Total Common Stocks in Italy             18,334,190       28,235,213    6.4

Korea        Utilities--Electric     199,200    Korea Electric Power Corp.
                                                (KEPCO) (ADR)(b)                          4,008,900        4,556,700    1.0

                                                Total Common Stocks in Korea              4,008,900        4,556,700    1.0


Malaysia     Telecommunications    1,035,000    Telekom Malaysia BHD                      7,499,205        7,260,974    1.6

                                                Total Common Stocks in Malaysia           7,499,205        7,260,974    1.6


Mexico       Telecommunications      140,000    Telefonos de Mexico, S.A.
                                                de C.V. (ADR)(b)                          7,377,170        4,585,000    1.0

                                                Total Common Stocks in Mexico             7,377,170        4,585,000    1.0


New Zealand  Telecommunications      100,000    Telecom Corporation of
                                                New Zealand Ltd. (ADR)(b)                 3,935,303        6,387,500    1.4

                                                Total Common Stocks in New Zealand        3,935,303        6,387,500    1.4


Philippines  Telecommunications      100,000    Philippine Long Distance Telephone
                                                Co. (ADR)(b)                              4,311,241        6,287,500    1.4

             Utilities--Electric      57,000    Manila Electric Co. (MERALCO) 'B'           497,246          453,885    0.1

                                                Total Common Stocks in the
                                                Philippines                               4,808,487        6,741,385    1.5


Portugal     Telecommunications       30,900    Portugal Telecom, S.A. (ADR)(b)             578,602          556,200    0.1

                                                Total Common Stocks in Portugal             578,602          556,200    0.1


Spain        Telecommunications      537,300    Telefonica de Espana S.A.                 6,164,064        7,288,040    1.7

             Utilities--Electric     154,800    Empresa Nacional de Electricidad
                                                S.A. (ADR)(b)                             5,123,952        8,010,900    1.8
                                      92,000    HidroElectrica Del Cantabrico S.A.        3,107,921        2,862,842    0.7
                                     808,500    Iberdrola I S.A.                          4,998,321        6,212,284    1.4
                                                                                       ------------     ------------  ------
                                                                                         13,230,194       17,086,026    3.9

                                                Total Common Stocks in Spain             19,394,258       24,374,066    5.6

Thailand     Telecommunications       15,000    TelecomAsia Corporation Public Co.,
                                                Ltd. PLC (ADR)(b)                           328,050          465,000    0.1

             Utilities--Electric     332,000    Electricity Generating Company of
                                                Thailand (EGCOMP)                           296,433        1,040,399    0.3
                                      33,200    Electricity Generating Company of
                                                Thailand (EGCOMP) (Rights)                       --               --     --

                                                Total Common Stocks in Thailand             624,483        1,505,399    0.4


United       Telecommunications      771,000    British Telecommunications PLC            5,385,185        4,835,848    1.1
Kingdom                              180,000    Vodafone Group PLC (ADR)(b)               5,355,931        7,537,500    1.7
                                                                                       ------------     ------------  ------
                                                                                         10,741,116       12,373,348    2.8

             Utilities--Electric     445,000    PowerGen PLC                              3,253,482        4,036,599    0.9

                                                Total Common Stocks in the
                                                United Kingdom                           13,994,598       16,409,947    3.7


United       Telecommunications      165,800    Ameritech Corp.                           6,514,234        8,497,250    1.9
States                               138,700    Bell Atlantic Corp.                       7,358,558        8,287,325    1.9
                                     131,400    BellSouth Corp.                           7,536,538        9,033,750    2.0
                                     120,000    Frontier Corp.                            2,437,200        3,345,000    0.8
                                     235,700    GTE Corp.                                 8,322,438        8,632,513    2.0
                                     147,700    NYNEX Corp.                               6,204,823        6,646,500    1.5
                                     129,900    SBC Communications, Inc.                  4,873,568        6,576,188    1.5
                                     217,900    U S West, Inc.                           10,138,272        9,478,650    2.1
                                                                                       ------------     ------------  ------
                                                                                         53,385,631       60,497,176   13.7

             Utilities--Electric     289,500    Allegheny Power System, Inc.              7,707,195        7,056,563    1.6
                                     207,200    Boston Edison Co.                         5,530,724        5,309,500    1.2
                                     184,000    Central & SouthWest Corp.                 5,218,349        4,508,000    1.0
                                     321,962    CINergy Corp.                             7,622,146        8,250,276    1.9
                                     218,200    Consolidated Edison Co. of New York       6,893,524        6,164,150    1.4
                                     138,900    Detroit Edison Co.                        4,670,083        4,253,813    1.0
                                     110,250    Dominion Resources, Inc.                  4,427,302        3,982,781    0.9
                                     215,000    Duke Power Co.                            8,718,203        8,734,375    2.0
                                     282,300    General Public Utilities Corp.            8,552,046        8,080,838    1.8
                                     234,100    Houston Industries, Inc.                 11,139,344        9,919,987    2.2
                                     244,800    NIPSCO Industries, Inc.                   6,616,371        8,017,200    1.8
                                     221,000    New York State Electric & Gas Corp.       7,952,312        5,331,625    1.2
                                     185,700    Northeast Utilities Co.                   4,974,996        4,247,887    1.0
                                     295,500    PECO Energy Co.                           8,689,805        7,867,687    1.8
                                     323,000    PacifiCorp                                6,465,176        5,854,375    1.3
                                     192,000    Public Service Co. of Colorado            5,832,890        6,216,000    1.4
                                     283,000    SCEcorp                                   6,379,546        4,704,875    1.1
                                     381,200    Southern Co.                              6,665,086        8,052,850    1.8
                                     177,300    Western Resources Co.                     5,664,717        5,363,325    1.2
                                                                                       ------------     ------------  ------
                                                                                        129,719,815      121,916,107   27.6

             Utilities--Gas          130,000    The Brooklyn Union Gas Co.                3,371,550        3,266,250    0.7
                                     226,000    The Coastal Corp.                         6,038,593        7,401,500    1.7
                                     244,300    NICOR Inc.                                5,363,453        6,260,187    1.4
                                     236,000    Questar Corp.                             6,554,436        7,198,000    1.6
                                     127,300    Sonat, Inc.                               3,309,934        4,041,775    0.9
                                                                                       ------------     ------------  ------
                                                                                         24,637,966       28,167,712    6.3

                                                Total Common Stocks in the
                                                United States                           207,743,412      210,580,995   47.6


                                                Total Investments in Common Stocks      386,197,652      413,930,742   93.5



SCHEDULE OF INVESTMENTS (concluded)                                                                        (in US dollars)
                                     Shares                                                                       Percent of
COUNTRY      Industries               Held           Fixed Income Securities               Cost            Value  Net Assets
Australia    Telecommuni-      US$ 7,960,000    Telstra Corp., Ltd., 6.50% due
             cations                            7/31/2003                              $  8,115,578     $  7,681,400    1.7%

                                                Total Fixed-Income Securities in
                                                Australia                                 8,115,578        7,681,400    1.7


Korea        Telecommuni-          2,500,000    Korea Telecom, 7.40% due 12/01/1999       2,499,500        2,537,750    0.6
             cations

                                                Total Fixed-Income Securities in
                                                Korea                                     2,499,500        2,537,750    0.6


United       Telecommuni-          3,500,000    Bell Cablemedia PLC, 11.95%* due
Kingdom      cations                            7/15/2004                                 2,233,039        2,261,875    0.5

                                                Total Fixed-Income Securities in
                                                the United Kingdom                        2,233,039        2,261,875    0.5

United       Telecommuni-          4,000,000    Rochester Telephone Corp., 9.25%
States       cations                            due 6/01/2000                             4,111,200        4,424,480    1.0

             Utilities--Electric   4,000,000    Consumer Power Co., 8.875% due
                                                11/15/1999                                4,190,000        4,242,400    1.0

                                                Total Fixed-Income Securities in
                                                the United States                         8,301,200        8,666,880    2.0


                                                Total Investments in Fixed-Income
                                                Securities                               21,149,317       21,147,905    4.8


                                                     Short-Term Securities

             Repurchase            3,199,000    HSBC Securities Inc., purchased
             Agreement**                        on 8/31/1995 to yield 5.77% to
                                                9/01/1995                                 3,199,000        3,199,000    0.7


                                                Total Investments in Short-Term
                                                Securities                                3,199,000        3,199,000    0.7


             Total Investments                                                         $410,545,969      438,277,647   99.0
                                                                                       ============
             Other Assets Less Liabilities                                                                 4,582,575    1.0
                                                                                                        ------------  ------
             Net Assets                                                                                 $442,860,222  100.0%
                                                                                                        ============  ======


             Net Asset        Class A--Based on net assets of $46,407,354 and
             Value:                    3,541,893 shares outstanding                                     $      13.10
                                                                                                        ============
                              Class B--Based on net assets of $393,471,981 and
                                       30,135,054 shares outstanding                                    $      13.06
                                                                                                        ============
                              Class C--Based on net assets of $1,856,534 and
                                       142,278 shares outstanding                                       $      13.05
                                                                                                        ============
                              Class D--Based on net assets of $1,124,353 and
                                       85,657 shares outstanding                                        $      13.13
                                                                                                        ============

  *Represents the yield to maturity.
 **Repurchase Agreements are fully collateralized by US Government &
   Agency Obligations.
(a)Warrants entitle the Fund to purchase a predetermined number of shares of Common Stock. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.
(b)American Depositary Receipts (ADR).




PORTFOLIO INFORMATION


Worldwide
Investments as of 8/31/95


Top Ten Holdings                          Percent of
(Equity Investments)                      Net Assets

Houston Industries, Inc.                      2.2%
Generale des Eaux                             2.2
U S West, Inc.                                2.1
BellSouth Corp.                               2.0
Tele Danmark A/S (ADR)                        2.0
Duke Power Co.                                2.0
GTE Corp.                                     2.0
Ameritech Corp.                               1.9
Bell Atlantic Corp.                           1.9
CINergy Corp.                                 1.9


Additions (Equity Investments)

Electricity Generating Company of Thailand (EGCOMP)
   (Rights)
Portugal Telecom, S.A. (ADR)
Telecom Italia Mobile S.p.A.


Deletions (Equity Investments)

Hong Kong Telecommunications PLC
Pacific Telesis Group